SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
    (AS PERMITTED BY RULE 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-12


                LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
    ------------------------------------------------------------------------
                  (Name of Registrants as Specified in Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies: ______

     (2)  Aggregate number of securities to which transaction applies:__________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________

     (4)  Proposed maximum aggregate value of transaction:__________________

     (5)  Total fee paid: __________________________________________________

[ ] Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:_____________________________________

     (2)  Form, schedule or registration statement no.:_______________

     (3)  Filing party:_______________________________________________

     (4)  Date filed: ________________________________________________

                LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10112

                                                                  March 16, 2005

Dear Stockholder:

     You are cordially invited to attend the first Annual Meeting of Stockholders of Lazard Global Total Return and Income Fund, Inc. (the "Fund") to be held at 30 Rockefeller Plaza, 59th Floor, New York, New York 10112, on Wednesday, April 27, 2005, at 3:00 p.m. In addition to voting on the proposals described in the Notice of Annual Meeting of Stockholders, you will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a stockholder.

     Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

                                                        Sincerely,

                                                        Charles Carroll
                                                        President

                LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10112
            --------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 27, 2005
            --------------------------------------------------------


     The first Annual Meeting of Stockholders (the "Annual Meeting") of Lazard Global Total Return and Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at 30 Rockefeller Plaza, 59th Floor, New York, New York 10112, on Wednesday, April 27, 2005, at 3:00 p.m., for the following purposes:

     1. To elect the following Directors:

           o three Class I Directors of the Fund, each to serve for a one-year term expiring at the 2006 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

           o two Class II Directors of the Fund, each to serve for a two-year term expiring at the 2007 Annual Meeting of Stockholders and until his successor is duly elected and qualified; and

           o   three  Class  III  Directors  of the  Fund,  each to serve  for a three-year term expiring at the 2008 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

     2. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The close of business on March 3, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY.

                                              By Order of the Board of Directors

                                              Nathan A. Paul
                                              Secretary

March 16, 2005
New York, New York

                LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10112
            --------------------------------------------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 27, 2005
            --------------------------------------------------------


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Lazard Global Total Return and Income Fund, Inc., a Maryland corporation (the "Fund"), for use at the Fund's Annual Meeting of Stockholders (the "Annual Meeting") to be held at 30 Rockefeller Plaza, 59th Floor, New York, New York 10112, on Wednesday, April 27, 2005, at 3:00 p.m., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated March 16, 2005. The Fund is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

     This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy were sent to stockholders on or about March 16, 2005. The Board of Directors has fixed the close of business on March 3, 2005 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 9,605,237 shares of the Fund's Common Stock were issued and outstanding. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

     If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxies that are unmarked will be voted FOR the proposals and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors does not know of any matters to be considered at the Annual Meeting other than the matters described in the Notice of Annual Meeting and this Proxy Statement. A stockholder may revoke his or her proxy by appearing at the Annual Meeting and voting in person, or by giving written notice of such revocation to the Secretary of the Fund or by returning a later-dated proxy before the Annual Meeting.

     The presence in person or by proxy of stockholders of the Fund entitled to cast at least a majority of the votes entitled to be cast shall constitute a quorum ("Quorum"). If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. In determining whether to adjourn the Annual Meeting, the following factors may be considered: the percentage of votes actually cast, the percentages of favorable votes actually cast and the nature of any further solicitation. Any adjournment will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy. Shares represented by properly executed proxies with respect to which a vote is withheld or a broker does not vote will be treated as shares that are present and entitled to vote for purposes of determining a Quorum, but will not constitute a vote "for" a proposal.

     In addition to soliciting proxies by mail, the Fund's officers or employees of the Fund's investment adviser may solicit proxies by telephone or in person. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid for by the Fund.

                             THE INVESTMENT ADVISER

     Lazard Asset Management LLC ("LAM"), with its principal office located at 30 Rockefeller Plaza, New York, New York 10112-6300 serves as the investment adviser to the Fund.

            --------------------------------------------------------
                                   PROPOSAL 1
                              ELECTION OF DIRECTORS
            --------------------------------------------------------

SUMMARY

     The Fund's Certificate of Incorporation provides for three classes of Directors with overlapping three-year terms. The number of Directors currently is eight. All stockholders will vote for all the nominees for Director.

     Stockholders are being asked to elect Messrs. William Katz, Robert M. Solmson and Charles Carroll as Class I Directors of the Fund. If elected, Messrs. Katz, Solmson and Carroll will each serve for a one-year term until the 2006 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

     Stockholders also are being asked to elect Messrs. Kenneth S. Davidson and Lester Z. Lieberman as Class II Directors of the Fund. If elected, Messrs. Davidson and Lieberman will each serve for a two-year term until the 2007 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

     Stockholders also are being asked to elect Messrs. John J. Burke, Richard Reiss, Jr. and Norman Eig as Class III Directors of the Fund. If elected,
Messrs. Burke, Reiss and Eig will each serve for a three-year term until the 2008 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

     All of the nominees for Director are currently serving as Directors of the Fund, and each has agreed to continue to serve as a Director if elected. If any of these nominees is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend. Each of the nominees were first nominated by the Nominating Committee of the Fund's Board of Directors, consisting of the six Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or LAM ("Independent Directors"), each of whom also is a nominee. The Board of Directors of the Fund, including all of the Independent Directors, unanimously proposed all of the nominees for election at this Annual Meeting.

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

     Set forth below is the name and certain biographical and other information for the nominees for Director as reported to the Fund by each nominee:

CLASS I -- NOMINEES FOR DIRECTOR WITH TERMS EXPIRING IN 2006 (INDEPENDENT DIRECTORS)

NAME (AGE)                    PRINCIPAL OCCUPATION(S)
POSITION WITH THE FUND        DURING THE PAST                 OTHER
ADDRESS(1) (SINCE)            FIVE YEARS                      DIRECTORSHIPS HELD(2)
----------------------------  -----------------------------   -------------------------
WILLIAM KATZ (51)             Private Investor;               None
Director (February 2004)      Retired President and Chief
                              Executive Officer, BBDO
                              New York, an advertising
                              agency; Retired Director,
                              BBDO Worldwide.

ROBERT M. SOLMSON (57)        Former Chief Executive          Director, Colonial
Director (September 2004)     Officer and Chairman, RFS       Williamsburg Co.
                              Hotel Investors, Inc; Former
                              Director, Morgan Keegan &
                              Co., Inc.; Former Director,
                              Independent Bank, Memphis

CLASS I -- NOMINEE FOR DIRECTOR WITH TERM EXPIRING IN 2006 (INTERESTED DIRECTOR)(3)

NAME (AGE)                    PRINCIPAL OCCUPATION(S)
POSITION WITH THE FUND        DURING THE PAST                 OTHER
ADDRESS(1) (SINCE)            FIVE YEARS                      DIRECTORSHIPS HELD(2)
----------------------------  -----------------------------   -------------------------
CHARLES CARROLL (44)          Managing Director and           None
Director and President        Deputy Chairman, Head of
(June 2004)                   Global Marketing of LAM

CLASS II -- NOMINEES FOR DIRECTORS WITH TERMS EXPIRING IN 2007 (INDEPENDENT DIRECTORS)

NAME (AGE)                    PRINCIPAL OCCUPATION(S)
POSITION WITH THE FUND        DURING THE PAST                 OTHER
ADDRESS(1) (SINCE)            FIVE YEARS                      DIRECTORSHIPS HELD(2)
----------------------------  -----------------------------   -------------------------
KENNETH S. DAVIDSON (60)      President, Davidson Capital     Trustee, The Julliard
Director (February 2004)      Management Corporation          School; Trustee, American
                                                              Friends of the National
                                                              Gallery/London

LESTER Z. LIEBERMAN (74)      Private Investor                Chairman, Healthcare
Director (February 2004)                                      Foundation of NJ; Director,
                                                              Cives Steel Co.; Director,
                                                              Northside Power
                                                              Transmission Co.; Advisory
                                                              Trustee, New Jersey Medical
                                                              School; Director, Public
                                                              Health Research Institute;
                                                              Trustee Emeritus, Clarkson
                                                              University; Council of
                                                              Trustees, New Jersey
                                                              Performing Arts Center

CLASS III -- NOMINEES FOR DIRECTORS WITH TERM EXPIRING IN 2008 (INDEPENDENT DIRECTORS)

NAME (AGE)                    PRINCIPAL OCCUPATION(S)
POSITION WITH THE FUND        DURING THE PAST                 OTHER
ADDRESS(1) (SINCE)            FIVE YEARS                      DIRECTORSHIPS HELD(2)
----------------------------  -----------------------------   -------------------------
JOHN J. BURKE (76)            Lawyer and Private Investor     Director, Lazard
Director (February 2004)                                      Alternative Strategies Fund,
                                                              LLC; Director, Pacific Steel
                                                              & Recycling; Director,
                                                              Sletten Construction
                                                              Company; Trustee Emeritus,
                                                              The University of Montana
                                                              Foundation

RICHARD REISS, JR. (61)       Chairman, Georgica Advisors     Director, Lazard
Director (February 2004)      LLC, an investment manager      Alternative Strategies Fund,
                                                              LLC; Director, O'Charley's,
                                                              Inc., a restaurant chain

CLASS III - NOMINEE FOR DIRECTOR WITH TERM EXPIRING IN 2008 (INTERESTED DIRECTOR)(3)

NAME (AGE)                    PRINCIPAL OCCUPATION(S)
POSITION WITH THE FUND        DURING THE PAST                 OTHER
ADDRESS(1) (SINCE)            FIVE YEARS                      DIRECTORSHIPS HELD(2)
----------------------------  -----------------------------   -------------------------
NORMAN EIG (63)               Senior Advisor of LAM;          None
Chairman of the Board         from March 2004 through
(February 2004)               December 2004, Chairman of
                              LAM; previously Co-Chief
                              Executive Officer of LAM
                              and Member of the
                              Management Committee of
                              Lazard Freres & Co. LLC


------------------

(1) The address of each Director is 30 Rockefeller Plaza, New York, New York 10112.

(2) Each Director also serves as a Director of The Lazard Funds, Inc. ("LFI") and Lazard Retirement Series, Inc. ("LRS"), two open-end registered management investment companies (LFI and LRS, collectively with the Fund, comprised of 18 investment portfolios, the "Lazard Funds").

(3) Mr.  Carroll and Mr. Eig are  "interested  persons"  (as defined in the 1940
    Act) of the Fund ("Interested Directors") because of their positions with LAM.

     In addition to Mr. Carroll, the Fund's other officers are Nathan A. Paul, Stephen St. Clair, Brian D. Simon, David A. Kurzweil, John H. Blevins and Cesar Trelles. Set forth below is the name and certain biographical and other information for Messrs. Paul, St. Clair, Simon, Kurzweil, Blevins and Trelles as reported by them to the Fund.

                                                              PRINCIPAL OCCUPATION(S)
NAME (AGE)                    POSITION WITH THE FUND          DURING THE PAST
ADDRESS(1)                    (SINCE)                         FIVE YEARS
----------------------------  -----------------------------   -------------------------
NATHAN A. PAUL (32)           Secretary                       Managing Director and
                              (February 2004)                 General Counsel of LAM;
                                                              from September 1997
                                                              through October 2000, an
                                                              associate at Schulte Roth &
                                                              Zabel LLP, a law firm

STEPHEN ST. CLAIR (46)        Treasurer                       Vice President of LAM
                              (February 2004)

BRIAN D. SIMON (42)           Assistant Secretary             Senior Vice President of
                              (February 2004)                 LAM; from July 1999
                                                              through October 2002, Vice
                                                              President, Law & Regulation
                                                              at J. & W. Seligman & Co.

DAVID A. KURZWEIL (30)        Assistant Secretary             Vice President of LAM; from
                              (February 2004)                 August 1999 to January
                                                              2003, an associate at
                                                              Kirkpatrick & Lockhart LLP,
                                                              a law firm

JOHN H. BLEVINS (40)          Chief Compliance Officer        Senior Vice President and
                              (September 2004)                Chief Compliance Officer
                                                              of LAM; from November
                                                              1999 to July 2000, Director
                                                              of Compliance for North
                                                              America, Citi Asset
                                                              Management Group

CESAR A. TRELLES (30)         Assistant Treasurer             Fund Administration
                              (December 2004)                 Manager of LAM since
                                                              September 2004; from
                                                              August 1998 to August 2004,
                                                              a manager for Mutual Fund
                                                              Finance Group at UBS
                                                              Global Asset Management

------------------

(1) The address of each officer of the Fund is 30 Rockefeller Plaza, New York, New York 10112.

(2) Each officer serves for an indefinite term, until his successor is elected and qualified. Each officer, except Mr. Kurzweil, serves in the same capacity for the Lazard Funds. Mr. Paul also serves as Vice President for LFI and LRS.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND AND THE LAZARD FUNDS

     Set forth in the table below is the dollar range of Common Stock of the Fund and the aggregate range of Common Stock of the Fund and shares of the Lazard Funds beneficially owned by each Director.

                                                              DOLLAR RANGE OF AGGREGATE
                                                             HOLDINGS OF COMMON STOCK OF
                                 DOLLAR RANGE OF COMMON          THE FUND AND SHARES
DIRECTOR                           STOCK OF THE FUND*            OF THE LAZARD FUNDS*
----------------------------  -----------------------------   -------------------------
William Katz                              None                           None
Robert M. Solmson                         None                           None
Charles Carroll                       Over $100,000                  Over $100,000
Kenneth S. Davidson                       None                       Over $100,000
Lester Z. Lieberman                       None                           None
John J. Burke                             None                       Over $100,000
Richard Reiss, Jr.                        None                           None
Norman Eig                                None                       Over $100,000

------------------

*   Valued as of March 1, 2005.

     As of March 1, 2005, Directors and officers of the Fund, as a group, owned less than 1% of the Fund's outstanding Common Stock.

BOARD MEETINGS; COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal period ended December 31, 2004, the Directors of the Fund met four times in person and one time by telephone. The Board of Directors has two committees, the Audit Committee and the Nominating Committee. The Fund does not have a standing Compensation Committee for the Board. During the fiscal period ended December 31, 2004, each Director attended at least 75% of the aggregate of all of the meetings of the Board (held during the period he was a Director) and all meetings held by a committee of the Board on which he served (during the period that he served). The function of the Audit Committee is to
(1) oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements, (2) assist in Board oversight of the quality and integrity of the Fund's financial statements and the Fund's compliance with legal and regulatory requirements relating to accounting, financial reporting, internal control over financial reporting and independent audits, (3) approve engagement of the independent registered public accounting firm and review and evaluate the qualifications, independence and performance of the independent registered public accounting firm and (4) act as a liaison between the Fund's independent registered public accounting firm and the Board.

     The Audit Committee currently is comprised of all of the Independent Directors. The Audit Committee members are also "independent" under the listing standards of the New York Stock Exchange. The Audit Committee met three times during the fiscal period ended December 31, 2004. The report of the Audit Committee for the fiscal period ended December 31, 2004 is attached as Appendix A to this Proxy Statement. The Audit Committee Charter is attached as Appendix B to this Proxy Statement.

     The Nominating Committee is currently comprised of all of the Independent Directors, and its function is to select and nominate candidates for election to the Fund's Board of Directors. The Nominating Committee met once during the fiscal period ended December 31, 2004. The Nominating Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112, and the Nominating Committee is solely responsible for the selection of nominees. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund's outstanding shares or (b) $500,000 of the Fund's shares (calculated at market value) for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

     In evaluating potential nominees, including any nominees recommended by stockholders, the Nominating Committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the Nominating Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. A nomination submission must be received not less than 120 calendar days before the date of the Fund's proxy statement released to stockholders in connection with the previous year's annual meeting. The Nominating Committee Charter is attached as Appendix C to this Proxy Statement.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The executive officers of the Fund and the Interested Directors receive no direct remuneration from the Fund. The Independent Directors are compensated at the rate of $50,000 annually, plus $2,500 per Board meeting attended in person or $1,000 per Board meeting attended by telephone, and are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings. The Chairman of the Audit Committee, Lester Z. Lieberman, also receives an annual fee of $5,000.

     The following table summarizes the compensation paid by the Fund and by the Fund and the Lazard Funds for the calendar year ended December 31, 2004.

                                                               AGGREGATE COMPENSATION
                                  AGGREGATE COMPENSATION           FROM THE FUND
DIRECTOR                              FROM THE FUND            AND THE LAZARD FUNDS
----------------------------  -----------------------------  -------------------------
John J. Burke                            $1,700                      $61,625
Kenneth S. Davidson                      $1,700                      $61,625
William Katz                             $1,700                      $61,625
Lester Z. Lieberman                      $1,774                      $63,125
Richard Reiss, Jr.                       $1,700                      $61,625
Robert M. Solmson*                       $  747                      $17,908
Charles Carroll**                         None                        None
Norman Eig**                              None                        None

-----------------

*   Mr. Solmson was elected as a Director in September 2004.

**  Interested Director.

SHARE OWNERSHIP AND CERTAIN BENEFICIAL OWNERS

     To the Fund's knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock of the Fund as of the Record Date other than Cede & Co., which held at the Record Date 100% of the outstanding shares of Common Stock. LAM beneficially owned 5,237 shares of Common Stock, or 0.05% of the outstanding shares of Common Stock as of the Record Date.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     To the Fund's knowledge, there were no beneficial holders of more than 10% of the Fund's shares of Common Stock subject to the filing requirements under
Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal period ended December 31, 2004. The Directors of the Fund, LAM, in its capacity as the Fund's investment adviser, Lazard Freres & Co. LLC, in its capacity as the sole member of LAM, and Mr. Blevins, as an officer of the Fund, did not comply with such filing requirements due to the untimely submissions of initial statements of beneficial ownership (Form 3). Each such statement subsequently has been submitted to the Securities and Exchange Commission. Mr. Herbert Gullquist, a former Director of the Fund who retired in June 2004, did not submit a form of initial statement of beneficial ownership (Form 3).

REQUIRED VOTE

     A plurality of the votes cast at a meeting at which a Quorum is present shall be sufficient to elect Directors.

            THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS
                      VOTE "FOR" EACH NOMINEE AS DIRECTOR.

           SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The 1940 Act requires that the Fund's independent registered public accounting firm be selected by a majority of the Independent Directors of the Fund. One of the purposes of the Audit Committee is to recommend to the Fund's Board the selection, retention or termination of the independent registered public accounting firm for the Fund. At a meeting held on February 13, 2004, the Fund's Audit Committee recommended and the Fund's Board, including a majority of the Independent Directors, approved the selection of Deloitte & Touche LLP ("Deloitte") as the Fund's independent registered public accounting firm for the fiscal period ended December 31, 2004. A representative of Deloitte will not be present at the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. After reviewing the Fund's audited financial statements for the fiscal period ended December 31, 2004, the Fund's Audit Committee recommended to the Fund's Board that such statements be included in the Fund's Annual Report to stockholders. A copy of the Audit Committee's report is attached as Appendix A to this Proxy Statement.

     AUDIT FEES. The aggregate fees billed for the fiscal period ended December 31, 2004 for professional services rendered by Deloitte for the audit of the Fund's annual financial statements, or services that are normally provided by Deloitte in connection with the statutory and regulatory filings or engagements for the fiscal period ended December 31, 2004, were $46,500.

     AUDIT-RELATED FEES. The aggregate fees billed for the fiscal period ended December 31, 2004 for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported above were $0.

     The aggregate fees billed for the fiscal period ended December 31, 2004 for non-audit assurance and related services by Deloitte to LAM and any entity controlling, controlled by or under common control with LAM that provides ongoing services to the Fund ("Service Affiliates") that were reasonably related to the performance of the annual audit of the Service Affiliates, which required pre-approval of the Audit Committee were $0.

     TAX FEES. The aggregate fees billed for the fiscal period ended December 31, 2004 for professional services rendered by Deloitte for tax compliance, tax advice and tax planning ("Tax Services") were $6,000. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S., federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

     The aggregate fees billed for the fiscal period ended December 31, 2004 for Tax Services by Deloitte to Service Affiliates, which required pre-approval by the Audit Committee were $0.

     ALL OTHER FEES. The aggregate fees billed for the fiscal period ended December 31, 2004 for products and services provided by Deloitte, other than the services reported above, were $0.

     The aggregate fees billed for the fiscal period ended December 31, 2004 for non-audit services by Deloitte to Service Affiliates, other than the services reported above, which required pre-approval by the Audit Committee were $0.

     NON-AUDIT FEES. The aggregate non-audit fees billed by Deloitte for services rendered to the Fund and rendered to Service Affiliates for the fiscal period ended December 31, 2004 were $86,000.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM INDEPENDENCE. There were no services rendered by Deloitte to Service Affiliates during the fiscal period ended December 31, 2004.

                                  ANNUAL REPORT

     The Fund will furnish, without charge, a copy of its Annual Report for the fiscal period ended December 31, 2004, to any stockholder upon request. Requests for the Annual Report should be made by writing to the Fund at 30 Rockefeller Plaza, New York, New York 10112 or by calling 800-823-6300.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

     Stockholders who wish to communicate with Directors should send communications to the Fund, 30 Rockefeller Plaza, New York, New York 10112, to the attention of the Secretary. The Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which stockholder communications will be directed to the Director or Directors indicated in the communication.

          ADDITIONAL VOTING INFORMATION; EXPENSES OF PROXY SOLICITATION

     The Fund will bear the cost of soliciting proxies on behalf of the Board of Directors. Proxies may be solicited by mail, in person or by telephone, and the Fund may reimburse persons holding Fund shares in their name or those of their nominees for their expenses in sending soliciting materials to their principals. The total expenses of the Annual Meeting, including the solicitation of proxies and the expenses incurred in connection with the preparation of the Proxy Statement are approximately $50,000.

     Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the stockholder has received the Proxy Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Any stockholder giving a proxy may revoke it at any time before its exercise by submitting a written notice of revocation or a subsequently executed proxy to the Fund or by attending the Annual Meeting and voting in person.

                                 VOTING RESULTS

     The Fund will advise the stockholders of the voting results of the matters voted upon at the Annual Meeting in the next Semi-Annual Report to Stockholders.

                              STOCKHOLDER PROPOSALS

     Any proposals of stockholders that are intended to be presented at the Fund's 2006 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the 1940 Act must be received at the Fund's principal executive offices no later than November 16, 2005 and must comply with all other legal requirements in order to be included in the Fund's Proxy Statement and form of proxy for that meeting. For other stockholder proposals to be presented at the 2006 Annual Meeting, a stockholder's notice shall be delivered to the Secretary of the Fund at the Fund's principal office not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting, unless the meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, then timely notice must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
                    STOCKHOLDERS ARE URGED TO VOTE BY MAIL.

                                              By Order of the Board of Directors

                                              Nathan A. Paul
                                              Secretary

New York, New York
March 16, 2005

                                                                      APPENDIX A


                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements. The Committee operates pursuant to a Charter which was last revised and approved by the Board of Directors on December 13, 2004, a copy of which is attached to this Proxy Statement as Appendix B. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's
financial  statements,   the  Fund's  accounting  and  financial  and  reporting
principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     In the performance of its oversight function, the Committee has considered and discussed the December 31, 2004 audited financial statements with management and with Deloitte & Touche ("Deloitte"), the Fund's independent registered public accounting firm. The Committee has also discussed with Deloitte the matters required to be discussed by the Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as currently in effect. The Committee reviewed with Deloitte, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee has reviewed the written disclosures and the letter from Deloitte required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect, has considered whether the provision of other non-audit services by Deloitte to the Fund is compatible with maintaining Deloitte's independence, and has discussed with Deloitte the independence of the independent registered public accounting firm.

     The Committee discussed with Deloitte the overall scope and plans for the audit. The Committee met with Deloitte, with and without management present, to discuss the results of its examinations, its evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's Annual Report to Stockholders for the fiscal period ended December 31, 2004 and as filed with the Securities and Exchange Commission.

     Stockholders are reminded, however, that the Members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and Deloitte. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent registered public accounting firm is, in fact, "independent."

               Lester Z. Lieberman, Audit Committee Chairman John J. Burke, Audit Committee Member
               Kenneth S. Davidson, Audit Committee Member
               William Katz, Audit Committee Member
               Richard Reiss, Jr., Audit Committee Member
               Robert M. Solmson, Audit Committee Member

February 25, 2005

                                   APPENDIX B

                             AUDIT COMMITTEE CHARTER

                LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

1.    Audit Committee Membership and Qualifications.

      (a) The Audit Committee shall consist of at least three members appointed by each Fund's Board of Directors (the "Board"). The Board may replace members of the Audit Committee for any reason.

      (b) No member of the Audit Committee shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor shall any member receive any compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. For Lazard Global Total Return and Income Fund, Inc. (the "Closed-End Fund"), each member must otherwise be "independent" under the rules of the New York Stock Exchange, Inc. (the "NYSE") and the rules adopted under Section 301 of the Sarbanes-Oxley Act of 2002 (the "2002 Act").

      (c) Each member of the Audit Committee must be "financially literate" (or shall become so within a reasonable time after appointment to the Audit Committee), and one member must have "accounting or related financial management expertise," as determined by the Fund's Board in its business judgment.

      (d) The Board also must annually determine whether any member of the Audit Committee is an "audit committee financial expert" ("ACFE"), within the meaning of the rules adopted and implemented under
            Section 407 of the 2002 Act. If the Board has determined that a member of the Audit Committee is an ACFE, it may presume that such member has accounting or related financial management expertise.

2.    Purposes of the Audit Committee.

      (a) oversee the accounting and financial reporting processes of the Fund and the audits of the Fund's financial statements;

      (b) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements, and (iii) the independent auditors' qualifications and independence and performance; and

      (c) for the Closed-End Fund only, prepare an Audit Committee report as required by the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

3.    Role of the Audit Committee.

      (a)   The  function  of the  Audit  Committee  is  oversight;  it is  Fund management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting and the independent auditors' responsibility to plan and carry out a proper audit. Specifically, the Fund's management is responsible for (i) preparation, presentation and integrity of the Fund's financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out audits consistent with applicable legal and professional standards and the terms of their engagement letter.

      (b) Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

      (c)   Each member of the Audit  Committee shall be entitled to rely on the
            (i) integrity of those persons and organizations within and outside the Fund from which he or she receives information and (ii) accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board). In addition, the evaluation of the Fund's financial statements by the Audit Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Audit Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing the financial statements.

4. To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

      (a) to have direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

      (b) to at least annually, obtain and review a report by the independent auditors describing: (i) the independent auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) (to assess the independent auditors' independence) all relationships between the independent auditors and the Fund; and to evaluate the independent auditors' qualifications, performance and independence, including the review and evaluation of the lead partner of the independent auditors, taking into account the opinions of Fund management and to further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself, and to present conclusions of the review to the Board;

      (c) to meet with the Fund's independent auditors, including separate meetings as necessary, to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) review with the independent auditors any problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on their activities or access to requested information, and any significant disagreements with Fund management; (iii) review all critical accounting policies and practices applied by the Fund in preparing its financial statements; (iv) discuss any accounting adjustments noted or proposed by the independent auditors that were "passed" as immaterial or otherwise; (v) any communications between the audit team and the independent auditing firm's national office respecting auditing or accounting issues presented by the engagement; (vi) review any material written communications between the independent auditors and the Fund, including any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Fund, report or recommendation on internal controls, schedule of unadjusted differences, engagement letter and independence letter; and (vii) review the form of report the independent auditors to the Board and Fund shareholders;

      (d) to review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund's selection or application of accounting principles, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by Fund management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (iii) the effect of regulatory and accounting initiatives on the financial statements of the Fund;

      (e) to (i) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund's investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an "Adviser Affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund and (ii) to establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services;

      (f) to consider whether the independent auditors' provision of any non-audit services to the Fund, the Fund's investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors;

      (g) to discuss: (i) the annual audited financial statements with management and the independent auditors, including management's discussion of Fund performance; (ii) semi-annual financial statements and any quarterly financial statements; and (iii) for the Closed-End Fund, the type and presentation of information to be included in any earnings press releases (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information), including any financial information and earnings guidance provided to analysts and rating agencies (which discussions may be general in nature, such as the types of information to be disclosed and the type of presentation to be made), provided that each earnings release or guidance need not be discussed in advance;

      (h) to set clear hiring policies for the employees or former employees of the independent auditors;

      (i) to establish procedures for the receipt, retention, and treatment of complaints received by the Fund relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Fund or the Fund's investment adviser, administrator, principal underwriter or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

      (j) to periodically meet separately with the Fund's management and with the independent auditors;

      (k) to discuss policies with respect to risk assessment and risk management, including guidelines and policies governing the process by which senior management of the Fund assesses and manages the Fund's exposure to risk and to discuss the Fund's major financial risk exposures and assess the steps management has taken to monitor and control such exposures;

      (l) to report its activities regularly to the Board and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

      (m) to prepare and review with the Board an annual performance evaluation of the Audit Committee, conducted in such manner as the Committee deems appropriate, which evaluation must compare the performance of the Audit Committee with the requirements of this Charter; and

      (n) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

5. The Audit Committee shall meet on a regular basis (typically, twice annually) and is empowered to hold special meetings, as circumstances require. The Audit Committee may request that non-members attend a meeting of the Audit Committee or meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and may act by written consent to the extent permitted by law and the Fund's by-laws.

6. Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Fund shall provide appropriate funding, as determined by the Audit Committee for payment of compensation to (a) the independent auditors for preparing or issuing an audit report or performing other audit, review or attest services for the Fund or (b) any advisers employed by the Audit Committee. The Fund shall also provide appropriate funding for ordinary administrative expenses of the Audit Committee that are necessary and appropriate in carrying out its duties.

7. The Audit Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. The Board also shall review and approve this Charter at least annually.

8. The Audit Committee, in its discretion, may delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee, including the authority to pre-approve any audit or non-audit services to be performed for the Fund, the Fund's investment adviser or any Adviser Affiliate by the independent auditors, provided any such approvals are presented to the Audit Committee at its next scheduled meeting.

9. With respect to any subsequent changes to the composition of the Audit Committee, and otherwise approximately once each year, the Closed-End Fund shall provide the NYSE written confirmation regarding:

      (a) any determination that the Board has made regarding the independence of directors pursuant to the NYSE rules or applicable law;

      (b)   the financial literacy of the Audit Committee members;

      (c) the determination that at least one of the Audit Committee members has accounting or related financial management expertise; and

      (d)   the annual review and reassessment of the adequacy of this Charter.

As Revised: December 13, 2004

                                   APPENDIX C

                   NOMINATING COMMITTEE CHARTER AND PROCEDURES

                LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

ORGANIZATION

     The Nominating Committee (the "Committee") of the Fund shall be composed solely of Directors ("Directors") who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

     The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

     In evaluating a person as a potential nominee to serve as a Director of the Fund (including any nominees recommended by stockholders as provided below), the Committee shall consider, among other factors it may deem relevant:

     o    the character and integrity of the person;

     o whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

     o whether or not the person has any relationships that might impair his or her service on the Board;

     o    whether  nomination of the person would be consistent with Fund policy
          and  applicable  laws  and   regulations   regarding  the  number  and
          percentage of Independent Directors on the Board;

     o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund business;

     o whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund;

     o the contribution which the person can make to the Board and the Fund, in conjunction with the other Directors, with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

     o whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its stockholders; and

     o whether or not the selection and nomination of the person would be consistent with the requirements of any Fund retirement policy.

     While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112-6300. The following procedures must be followed to submit Director nominations.

     1. Nominations must be submitted in writing.

     2. Nominations may be submitted only by a stockholder or group of stockholders (referred to in either case as a "Nominating Stockholder") that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund's outstanding shares or (b) $500,000 (for Lazard Global Total Return and Income Fund, Inc. ("LGI"), at market value) of the Fund's shares for at least one year prior to the date the Nominating Stockholder submits a candidate for nomination, and not more than one Director nomination may be submitted by a Nominating Stockholder each calendar year.

     3. For LGI, a nomination submission must be received at the address above not less than 120 calendar days before the date of the Fund's proxy statement released to stockholders in connection with the previous year's annual meeting. If an annual meeting of stockholders was not held in the previous year, the nomination submission must be received by December 31 of the year preceding the meeting.

     4. The nomination submission must include the following information:

     o the Nominating Stockholder's name as it appears on the Fund's books and the class and number of shares of the Fund owned of record and beneficially by the Nominating Stockholder;

     o whether the Nominating Stockholder believes that the candidate is an "interested person" (as defined in the 1940 Act) of the Fund and, if believed not to be an interested person, information regarding the candidate that will be sufficient for the Fund to make such determination;

     o all information relating to the nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors;

     o information sufficient to evaluate the factors listed above under "Evaluation of Potential Nominees";

     o a written consent of the nominee to stand for election if nominated by the Board and to serve if elected by the stockholders; and

     o    such  other  information  as  may  be  reasonably   requested  by  the
          Committee.

NOMINATION OF DIRECTORS

     After a determination by the Committee that a person should be selected and
nominated  as  a  Director  of  the  Fund,  the  Committee   shall  present  its
recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

     The Committee shall review the charter and procedures from time to time, as it considers appropriate.

Adopted: December 13, 2004

        ----------------------------------------------------------------

                LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

        ----------------------------------------------------------------

                                  COMMON STOCK

Mark box at right if an address or comment has been noted on the reverse side of
this card.                                                                  /__/

CONTROL NUMBER:

Please be sure to sign and date this Proxy.             Date: __________________


--------------------------------------------------------------------------------
Stockholder sign here                                         Co-owner sign here

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

1a. With respect to the proposal to elect Mr. William Katz as a Class I Director:

                  For /_/     Withhold Authority /_/

1b. With respect to the proposal to elect Mr. Robert M. Solmson as a Class I Director:

                  For /_/     Withhold Authority /_/

1c. With respect to the proposal to elect Mr. Charles Carroll as a Class I Director:

                  For /_/     Withhold Authority /_/

1d. With respect to the proposal to elect Mr. Kenneth S. Davidson as a Class II Director:

                  For /_/     Withhold Authority /_/

1e. With respect to the proposal to elect Mr. Lester Z. Lieberman as a Class II Director:

                  For /_/     Withhold Authority /_/

1f. With respect to the proposal to elect Mr. John J. Burke as a Class III Director:

                  For /_/     Withhold Authority /_/

1g. With respect to the proposal to elect Mr. Richard Reiss, Jr. as a Class III Director:

                  For /_/     Withhold Authority /_/

1h. With respect to the proposal to elect Mr. Norman Eig as a Class III Director:

                  For /_/     Withhold Authority /_/

2. In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

RECORD DATE SHARES: _____________________



                LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

                 ANNUAL MEETING OF STOCKHOLDERS - APRIL 27, 2005
          COMMON STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Lazard Global Total Return and Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Nathan A. Paul and Brian D. Simon, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 30 Rockefeller Plaza, 59th Floor, New York, New York 10112, on Wednesday, April 27, 2005, at 3:00 p.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

      THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND
                        PROXY STATEMENT IS ACKNOWLEDGED.

        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

   Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer,
                             please give full title.

HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?

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